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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        WALLACE COMPUTER SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

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2275 CABOT DRIVE
LISLE, IL  60532-3630
T. 630.588.5000       F. 630.588.5115


[WALLACE LOGO]       WALLACE  NEWS  RELEASE


FOR IMMEDIATE RELEASE



               WALLACE SETS DATE FOR SPECIAL STOCKHOLDER MEETING,
                      COMMENCES MAILING OF PROXY STATEMENT

Lisle, IL, April 15, 2003 -Wallace (NYSE: WCS), a leading national provider of comprehensive total print management products and services, announced today that it has scheduled a special meeting of its stockholders to consider and vote upon a proposal to adopt a merger agreement that sets forth the terms of a merger of Wallace and a subsidiary of Moore Corporation Limited. The special meeting will be held at 8 a.m. Central Time on Thursday, May 15, at The University of Chicago, Gleacher Center, 450 Cityfront Plaza Drive, Chicago, Illinois 60611. Wallace will commence mailing of the proxy statement related to that special meeting today, April 15, to Wallace stockholders of record as of the close of business on March 31, 2003.

                                     # # # #

This press release includes forward-looking statements covered by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," variations of such words and similar expressions are intend to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the effect of the proposed merger with Moore if and when consummated; general economic, market or business conditions; changes in postal rates and paper prices; the ability of the Company to retain its customers who generally do not operate under long-term contracts with the Company; the potential unpredictability of the Company's net sales due to seasonal and other factors which can lead to fluctuations in quarterly and annual operating results; the ability of the Company to keep pace with technological advancements in the industry; the effect of technical advancements on the demand for the Company's goods and services; and the risk of damage to the Company's data centers and manufacturing facilities or interruptions in the Company's telecommunications links; and other risks as described in the Company's filings with the Securities and Exchange Commission.

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ABOUT WALLACE COMPUTER SERVICES

Wallace (NYSE: WCS) is a recognized leader in delivering a comprehensive suite of world-class print management services through its Total Print Management
(TPM) program. Total Print Management enables Wallace to meet the unique communications challenges of its Fortune 1000 clients through a single-source solution that extends well beyond ink on paper.
Offerings include traditional and digital print capabilities, distribution logistics, kitting and fulfillment, digital asset management, inventory management, print optimization, direct marketing and electronic commerce. Founded in 1908, Wallace is headquartered in Lisle, IL, with manufacturing, distribution and sales facilities throughout the United States. For more information, please visit http://www.wallace.com.

THIS COMMUNICATION IS NOT A SOLICITATION OF A PROXY FROM ANY SECURITY HOLDER OF WALLACE COMPUTER SERVICES, INC. MOORE CORPORATION LIMITED HAS FILED A REGISTRATION STATEMENT ON FORM S-4 WITH THE SECURITIES AND EXCHANGE COMMISSION CONTAINING A PROXY STATEMENT/PROSPECTUS TO BE MAILED TO WALLACE COMPUTER SERVICES SECURITY HOLDERS CONCERNING THE PLANNED MERGER OF WALLACE COMPUTER SERVICES INTO A SUBSIDIARY OF MOORE CORPORATION. INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF STOCKHOLDERS OF WALLACE IN CONNECTION WITH THE PROPOSED MERGER, AND THEIR INTERESTS IN THE SOLICITATION, IS SET FORTH IN A PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC. WE URGE INVESTORS IN WALLACE COMPUTER SERVICES TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. INVESTORS WILL BE ABLE TO OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE SEC'S WEBSITE, WWW.SEC.GOV. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY MOORE CORPORATION WILL BE AVAILABLE FREE OF CHARGE FROM MOORE CORPORATION LIMITED, C/O MOORE EXECUTIVE OFFICES, ONE CANTERBURY GREEN, STAMFORD, CONNECTICUT 06901, ATTENTION: INVESTOR RELATIONS, TEL. (203) 406-3700 OR AT WWW.MOORE.COM. DOCUMENTS FILED WITH THE SEC BY WALLACE COMPUTER SERVICES WILL BE AVAILABLE FREE OF CHARGE FROM INVESTOR RELATIONS, WALLACE COMPUTER SERVICES, INC., 2275 CABOT DRIVE, LISLE, IL 60532-3630, TEL. (630) 588-5000.

                                      ####


CONTACT:     SUSAN H. FISHER
             VICE PRESIDENT - INVESTOR RELATIONS
                 (630) 588-6405